KEYNOTE-B84 Study in HNSCC June 10, 2022 Pepinemab – Anti-SEMA4D Antibody for Cancer Immunotherapy Exhibit 99.1

Forward Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Vaccinex, Inc. (“Vaccinex,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Such statements include, but are not limited to, statements about the Company’s plans, expectations and objectives with respect to the results and timing of clinical trials of pepinemab in various indications, the use and potential benefits of pepinemab in Head and Neck cancer, Huntington’s and Alzheimer’s disease and other indications, and other statements identified by words such as “may,” “will,” “appears,” “expect,” “planned,” “anticipate,” “estimate,” “intend,” “hypothesis,” “potential,” “advance,” and similar expressions or their negatives (as well as other words and expressions referencing future events, conditions, or circumstances). Forward-looking statements involve substantial risks and uncertainties that could cause the outcome of the Company’s research and pre-clinical development programs, clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties inherent in the execution, cost and completion of preclinical and clinical trials, uncertainties related to regulatory approval, the risks related to the Company’s dependence on its lead product candidate pepinemab, the ability to leverage its ActivMAb® platform, the impact of the COVID-19 pandemic, and other matters that could affect the Company’s development plans or the commercial potential of its product candidates. Except as required by law, the Company assumes no obligation to update these forward-looking statements. For a further discussion of these and other factors that could cause future results to differ materially from any forward-looking statement, see the section titled “Risk Factors” in the Company’s periodic reports filed with the Securities and Exchange Commission (“SEC”) and the other risks and uncertainties described in the Company’s most recent year end Annual Report on Form 10-K and subsequent filings with the SEC.

WHY DOES IMMUNE RESPONSE FAIL IN TUMORS?

Immune Exclusion

Activated T-cells and dendritic cells can't penetrate tumor

Sema4D is expressed at tumor margin



Tumor SEMA4D

Sema4D binds PLXN receptors on DCs and restricts penetration



Tumor Dendritic Cells (CD11c)

T-cells are excluded from tumor



CD8+ CD4+ T Cells

Pro-inflammatory cells are excluded from tumor and build up at the invasive edge

CD8 T cells align with Sema4D at the invasive edge of the tumor. Most of these excluded T-cells express Sema4D.
Dendritic Cells express receptors for SEMA4D and are heavily excluded at the invasive edge.
Human metastatic colorectal tumor, in collaboration with Emory University (NCT03373188)

VACCINEX 3

UNIQUE MECHANISM

Pepinemab:

1 ↑ cytotoxic T cells

2 ↓ inhibitory suppressor cells

No treatment

Low CD8+ T cells

High Tumor content and MDSC



Myeloid Derived Suppressor Cells (MDSC)

Pepinemab

High CD8+ T cells

Low tumor content and MDSC



Tumor CD8+ T cells

Biopsies from patients with metastatic MSS Colorectal Cancer

Human metastatic colorectal tumor, in collaboration with Winship Cancer Institute, Emory University integrated biomarker study (NCT03373188), Wu et al. Ann Surg Oncol. 2021

VACCINEX 4

RATIONALE FOR TREATMENT OF HNSCC Head and Neck cancer (HNSCC) Data suggest that SEMA4D is strongly expressed in HNSCC & induces high levels of myeloid derived suppressor cells (MDSC) Relatively low (17-19%) response rate to immune checkpoint therapy in HNSCC NSCLC HNSCC MDSC Density NSCLC vs HNSCC Hypothesis: Inhibiting MDSC with pepinemab may enhance response to pembrolizumab in HNSCC Myeloid Derived Suppressor Cells (MDSC)

KEYNOTE B84
HEAD AND NECK CANCER TRIAL

- All patients receive standard of care Keytruda®, plus pepinemab for first-line treatment
- Ph1b Safety: COMPLETE
  - Appeared to be well tolerated
  - RP2D: 20mg/kg pepi and 200mg pembro, Q3W
- Ph2 Expansion: Accruing
- 17 of 18 sites in USA now actively enrolling
- Open-label, continuous monitoring

VACCINEX MERCK

KEYNOTE B84: pepinemab + Keytruda® for first-line treatment of recurrent or metastatic head and neck cancer

Phase 1b: Safety

- Total of 3 patients

Phase 2: Expansion Phase

- PD-L1 high (CPS ≥20)
- PD-L1 low/negative (CPS <20)
- Total: up to 62 patients

JUL 2021 | JAN 2022 | 2H 2022 | 2H 2023

Safety Period

Interim Report

~midpoint of enrollment
~ November '22

Topline Data

Objective Response

Phase 1b Safety Review: Complete

2 CR observed

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KEYNOTE-B84: Case studies to illustrate differences in positive response profiles Left Lung Right Lung Pre-treatment 9 weeks 15 weeks Adverse Events Pre-treatment 9 weeks 15 weeks Biomarkers PD-L1 CPS<20 HPV negative 19% decrease, SD 100% decrease, CR Confirmed, CR Now 42 Weeks week 5 week 9 week 15 week 21 NO malignancy PD-L1 CPS<1 HPV negative 100% decrease, CR Confirmed, CR Continued CR Now 27 Weeks NO malignancy PD-L1 CPS≥20 HPV negative 6% decrease, SD Not available Biopsy Scans none of notable severity Grade 1 rash Case Study # 1: CR (confirmed) Oropharyngeal cancer Target lesions: metastases to lung (Left 11mm, Right 15mm) Case Study # 2: CR (confirmed) Larynx cancer with direct invasion into thyroid and neck Target lesions: neck mass (37mm) Case Study # 4: PR (unconfirmed) Oropharyngeal cancer Target lesions: metastases to lung (Left 24 mm, Right 23 mm) Case Study # 1 Scans: Complete Response (confirmed) 72% decrease, PR Anticipated July ‘22 none of notable severity

KEYNOTE B84 Site Map

Total of 18 sites planned


Canton, OH
Gabrail Cancer Research Center
Nashat Gabrail
Rochester, NY
University of Rochester
Megan Baumgart
Louisville, KY
Norton Cancer Center
Jaspreet Grewal
New Haven, CT
Yale Cancer Center
Barbara Burtness
Harvey, IL
Primary Health Associates
Mark Kozloff
Lake Success, NY
Northwell Health - Centers for Advanced Medicine
Nagashree Seetharamu
San Francisco, CA
UCSF Medical Center at Mission Bay
Alain Algazi
St Louis, MO
Siteman Cancer Center - Washington University Medical Campus
Douglas Adkins
Pittsburgh, PA
Allegheny General Hospital
Larisa Greenberg
Fresno, CA
California Cancer Associates for Research and Excellence
Steven Hager
Springdale, AR
Highlands Oncology Group
Joseph Beck
Asheville, NC
Messino Cancer Centers
Christopher Chay
Bethesda, MD
American Oncology Partners of Maryland
Mark Goldstein
Fairfax, VA
Virginia Cancer Specialists
Alexander Spira
Atlanta, GA
Emory Saint Joseph's Hospital
Nabil Saba
Conor Steuer
Orlando, FL
Advent Health Orlando
Tarek Mekhail
Baton Rouge, LA
Hematology/Oncology Clinic
Michael Castine
Celebration, FL
Advent Health Celebration
George Simon

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Pepinemab – Anti-SEMA4D Antibody for Huntington’s and Alzheimer’s Disease Unique Targets Novel Mechanisms New Medicines

SEMA4D IS UPREGULATED IN NEURONS DURING ALZHEIMER’S AND HUNTINGTON’S DISEASE PROGRESSION Human autopsy sections of frontal lobe Huntington’s Disease Normal Alzheimer’s Disease Human autopsy sections of frontal lobe Sema4D Neuron (HUC/HUD) Semaphorin 4D is upregulated in neurons of diseased brains and triggers astrocyte reactivity Elizabeth E Evans, Vikas Mishra, Crystal Mallow, Elaine Gersz, Leslie Balch, Alan Howell, Ernest S. Smith, Terrence L. Fisher, Maurice Zauderer* Journal of Neuroinflammation, 2022, In Press.

LS Mean Difference Estimate (95% CI) One-sided p-value Favors Pepinemab Critical value 0.13 (0.03, 0.23) 0.007 Yes Yes [0.025] HD-CAB Composite Index: Pre-specified Exploratory Two-item HD Cognitive Assessment: Pre-specified Co-Primary COGNITIVE ASSESSMENT BATTERY (HD-CAB) Co-Primary and pre-specified Exploratory analysis LS Mean Difference Estimate (95% CI) One-sided p-value Favors Pepinemab Critical value OTS: -1.98 (-4.00, 0.05) PTAP: 1.43 (-0.37, 3.23) 0.028 0.060 Yes No [0.025] LS Mean Difference Estimate (95% CI) One-sided p-value Favors Pepinemab Critical value SDMT: 0.62 (-1.35, 2.59) 0.27 Yes No EMO 0.37 (-0.55, 1.30) 0.22 Yes HVLT-R 0.44 (-1.59, 2.47) 0.34 Yes TMT-B -7.21 (-19.09, 4.66) 0.12 Yes HD-CAB Composite Index of 6 Cognitive Assessments Placebo Pepinemab Andrew Feigin et al. Nature Medicine, 2022, In Press.

COGNITIVE ASSESSMENT BATTERY (HD-CAB) Exploratory and Post-hoc analysis p=0.007 p=0.0025 pepinemab placebo pepinemab placebo prodromal early manifest Pepinemab antibody blockade of SEMA4D in early Huntington’s Disease: the randomized, placebo-controlled, phase 2 SIGNAL trial Andrew Feigin, Elizabeth E. Evans, Terrence L. Fisher, John E. Leonard, Ernest S. Smith, Alisha Reader, Vikas Mishra, Richard Manber, Kimberly A. Walters, Lisa Kowarski, David Oakes, Eric Siemers, Karl D. Kieburtz, Maurice Zauderer*, and the Huntington Study Group SIGNAL investigators Nature Medicine, 2022, In Press. “Learning effect” is lost when HD symptoms become manifest Pepinemab treatment restores the ability to benefit from experience (ie, to learn)

ALZHEIMER’S DISEASE Phase 1b/2 Trial Design n=20 placebo Monthly X12 months Safety Follow-up n=20 pepinemab Monthly 40 mg/kg X12 months Safety Follow-up 2H 2023 Data Safety Monitoring Board meeting - Complete, Feb 2022 Funding by Topline Data Randomized 1:1 Double-blind Phase 1b: Safety n=4 JUL 2021 1Q, 2022 Mild AD (CDR=0.5 or 1.0, MMSE 18-26) Topline Data: Safety and tolerability Cognitive Function measures CDR-SB, ADAS-Cog13, MMSE, CDRS Biomarker Outcomes Brain Volume (vMRI) Metabolic imaging (FDG-PET) 14 planned sites in US Phase 2: Expansion NCT04381468

Signal-AD Site Map


Amherst, NY
Dent Neurological Research
Horacio Capote
Shanita Jones
Rochester, NY
University of Rochester
Anton Porsteinsson
Asa Widman
New York, NY
Columbia University Irving Medical Center
Lawrence Honig
Katrina Cuasay
Indianapolis, IN
Indiana University SOM
Martin Farlow
Isabell Mwaura
Washington, DC
Georgetown University
Raymond Turner
Jessica Mallory
Fairway, KS
University of Kansas Medical Center Research Institute
Jeffrey Burns
Sarah King
Fairfax, VA
Re-Cognition Health
R.Scott Turner
Monica Bland
Stuart, FL
Brain Matters Research-Satellite Site
Mark Brody
Jennifer Blasi
San Diego, CA
Pacific Research Network, Inc
Stephen Thein
Dixie Creager
Lady Lake, FL
Charter Research
Alexander Smirnoff
Jessica Sletten
West Palm Beach, FL
Premiere Research Institute Palm Beach Neurology
Paul Winner
Ashley Poulette
Fort Myers, FL
Neuropsychiatric Research Center of Southwest Florida
Wendy Bond
Lake Worth, FL
JEM Research Institute
Mark Goldstein
Valerie Nevins
Delray Beach, FL
Brain Matters Research
Mark Brody
Jennifer Blasi

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Vaccinex, Inc. (Nasdaq: VCNX) is a publicly traded clinical-stage biotechnology company engaged in the discovery and development of targeted biotherapeutics to treat serious diseases with unmet medical needs, including cancer and neurodegenerative diseases. INCORPORATED 2001 HEADQUARTERS Rochester, NY EMPLOYEES 39 IPO NASDAQ VCNX August 2018 CAPITAL RAISE FEBRUARY 2021 $32.0, JANUARY 2022 $13.2 M CASH BALANCE* $16.8 M SHARES OUTSTANDING* 42.66 M ANALYSTS BTIG (T.Shrader) *as of 31MAR2022 $VCNX

Research/Preclinical Research/Preclinical Phase 1 Phase 2 Phase 3 Partner/Funding Milestone Pepinemab Antibody Platform (anti-Semaphorin 4D Mab) Oncology Complete, Published 2021 Ongoing Next data 2H 2022 Neurology Complete, Nat. Med in press Ongoing Data 2H 2023 Pepinemab COMBO with Pembrolizumab in Head and Neck Cancer Pepinemab in Alzheimer’s Disease Merck, MSD Merck, KGaA Darmstadt All Studies Sponsored by: PIPELINE and MILESTONES Pepinemab COMBO with Avelumab in Non Small Cell Lung Cancer Pepinemab in Huntington’s Disease (Orphan Drug and Fast Track Designations) CLASSICAL- Lung KEYNOTE-B84